Exhibit 99.1
BB&T Capital Markets
Investor Presentation

March 28, 2012

Forward-Looking Statements and Non-GAAP
Information
Forward-Looking Statements and Non-GAAP
Information
  This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements.
 Words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,”
 “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results.
 They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s
 Annual Report on Form 10-K for the year ended July 30, 2011, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the
 Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at the end of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Positioned for strong equity returns

■ A leading supplier of specialty contracting services to
 telecommunication providers nationwide
■ Telecommunications networks fundamental to economic progress
■ End market opportunities driving organic growth, margin expansion and increased earnings potential
 ➢ Wireless backhaul
 ➢ Rural fiber networks
 ➢ Fiber deployments to businesses
 ➢ Wireless network upgrades
 ➢ FTTx deployments
■ Footprint expansion with customers as market share increases
■ Capital allocation strategy designed to produce strong equity returns

Nationwide Footprint and Significant
Resources
■ Headquartered in Palm Beach Gardens, Florida
■ Nationwide footprint
 } Operates in 48 states and in Canada
 } 31 operating subsidiaries and hundreds of field offices
■ Fiscal 2012 second quarter revenues of $267.4 million grew organically 19.2% year over year, highest organic growth in over 7 years
■ Strong financial profile
 } Cash and equivalents $86.2 million at January 28, 2012
 } Availability on revolving credit agreement of $185.9 million at January 28, 2012
 } 7.125% Senior Subordinated Notes due 2021
■ Approximately 8,300 employees
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.

Telecommunications
83.8%
5.1%
11.1%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

DYCOM INDUSTRIES INC.

Intensely Focused on
Telecommunications Market
Contract Revenue $267.4 million
Quarter Ended January 28, 2012

Organic growth trends improving since fiscal 2009

Annual Organic Growth
15%
10%
5%
0%
(5)%
(10)%
(15)%
(12.0)%
(10.5)%
2.0%
10.4%
FY2009
FY2010(a)
FY2011
TTM Q2-12(b)

Four consecutive quarters of organic growth

Quarterly Organic Growth
25%
20%
15%
10%
5%
0%
(5)%
(10)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
19.2%
Q3-10
Q4-10(a)
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12

Growth within existing contracts and rural broadband projects driving revenue increases

Annual Contract Revenues ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,107
$989
$1,036
$1,143
FY2009
FY2010(a)
FY2011
TTM Q2-12(b)

Quarterly Contract Revenues ($ in millions)
$360
$300
$240
$180
$120
$60
$-
$232
$282
$262
$218
$252
$304
$320
$267
Q3-10
Q4-10(a)
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12

Contract Revenue Growth
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)Fiscal 2010 includes an incremental week as the result of our 52/53 week fiscal year.
(b)Trailing Twelve Months Q2-12 (“TTM”) includes contract revenues of $587.0 million for the six months ended January 28, 2012, $303.7 million for the three months ended July 30, 2011, and $252.4 million for the three months ended April 30, 2011.
Quarterly results exhibit seasonal weather patterns

Annual EBITDA - Adjusted as a Percent of Revenue
15%
13%
11%
9%
7%
10.6%
8.7%
10.6%
11.3%
FY2009
2010
FY2011
TTM
Q2-12

EBITDA-Adjusted % of Revenue
Fiscal 2010 through Fiscal 2012
15%
10%
5%
0%
11.1%
11.6%
12.6%
5.7%
7.4%
9.2%
7.3%
9.4%
10.0%
13.1%
Q1
Q2
Q3
Q4
Fiscal 2010
Fiscal 2011
Fiscal 2012

Annual EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$160
$120
$80
$40
$0
$117.2
$85.8
$110.2
$128.8
$20.9
$6.8
$21.9
$32.8
FY2009
2010
FY2011
TTM
Q2-12
EBITDA - Adjusted (Non-GAAP) (a)
Income from continuing operations - Non-GAAP(a)

Quarterly EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$50
$40
$30
$20
$10
$0
($10)
$17.0
$28.2
$30.5
$16.2
$23.8
$39.9
$40.4
$24.7
$0.6
$4.6
$6.7
$(1.2)
$3.4
$13.0
$13.0
$3.5
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
EBITDA - Adjusted (Non-GAAP) (a)
Income (loss) from continuing operations - Non-GAAP(a)

DYCOM INDUSTRIES INC.

Margins and Earnings Expansion
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)The amounts and percentages for EBITDA - Adjusted and amounts for Income from continuing operations -Non-
GAAP are Non-GAAP financial measures adjusted to exclude certain items.
Year over year expansion for six most recent quarters
Adjusted EBITDA expanding in recent periods
Earnings growth from higher revenues and tight
cost controls
Adjusted EBITDA increasing despite seasonality

Supplemental schedules
Regulation G Disclosures

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired)
($ in millions)

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS: Revenues from business acquired (b)	Revenues from storm restoration services	Adjustment for extra week as a result of 52/53 week fiscal year (c)	Total Adjustment	NON-GAAP Contract Revenues	Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired) (a): GAAP	NON-GAAP
TTM Q2-12(d)	$ 1,143.0	$ (56.6)	$ (17.8)	$ -	$ (74.4)	$ 1,068.6	15.1%	10.4%
TTM Q2-11(e)	$ 993.0	$ (5.3)	$ -	$ (20.1)	$ (25.4)	$ 967.6		
FY 2011	$ 1,035.9	$ (33.8)	$ (14.1)	$ -	$ (47.8)	$ 988.1	4.8%	2.0%
FY 2010	$ 988.6	$ -	$ -	$ (20.1)	$ (20.1)	$ 968.5		
FY 2010	$ 988.6	$ -	$ -	$ (20.1)	$ (20.1)	$ 968.5	(10.7)%	(10.5)%
FY 2009	$ 1,106.9	$ -	$ (24.3)	$ -	$ (24.3)	$ 1,082.6		
FY 2009	$ 1,106.9	$ -	$ (24.3)	$ -	$ (24.3)	$ 1,082.6	(10.0)%	(12.0)%
FY 2008	$ 1,230.0	$ -	$ -	$ -	$ -	$ 1,230.0		

DYCOM INDUSTRIES INC.

Regulation G Disclosure
(a) Year-over-year growth percentage is calculated as follows: (i) revenues in the current twelve month period less (ii) revenues in the comparative prior twelve month period;
 divided by (ii) revenues in the comparative prior twelve month period.
(b) For the Trailing Twelve Months (“TTM “) Q2-12, TTM Q2-11, and FY 2011, revenues from business acquired reflect revenues from businesses acquired during Q2-11.
(c) Non-GAAP adjustments in FY 2010 reflect adjustments in Q4-10 result from the Company’s 52/53 week fiscal year of $20.1 million. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes.
(d) Trailing Twelve Months Q2-12 includes contract revenues of $587.0 million for the six months ended January 28, 2012, $303.7 million for the three months ended July 30,
 2011, and $252.4 million for the three months ended April 30, 2011.
(e) Trailing Twelve Months Q2-11 includes contract revenues of $479.8 million for the six months ended January 29, 2011, $281.5 million for the three months ended July 31,
 2010, and $231.6 million for the three months ended April 24, 2010.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired)
($ in millions)

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS (a)	NON-GAAP Contract Revenues (a)	Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired) (a)(b)	
				GAAP	NON-GAAP
Q2-12	$ 267.4	$ (13.6)	$ 253.8	22.5%	19.2%
Q1-12	$ 319.6	$ (18.2)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0%	1.0%
Q4-10	$ 281.5	$ (20.1)	$ 261.4	4.4%	(3.1)%
Q3-10	$ 231.6	$ -	$ 231.6	(10.1)%	(8.0)%
Q2-10	$ 216.3	$ -	$ 216.3	(11.9)%	
Q1-10	$ 259.1	$ -	$ 259.1	(22.4)%	
Q4-09	$ 269.7	$ -	$ 269.7	(16.3)%	
Q3-09	$ 257.7	$ (5.9)	$ 251.8	(12.2)%	

DYCOM INDUSTRIES INC.

Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q2-12, Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 reflect storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks.
 The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09 reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP measures ($ in millions) (amounts may not add due to rounding)	Fiscal 2009	Fiscal 2010				
		Q1	Q2	Q3	Q4	Total
Adjusting Items:						
(Loss) gain on debt extinguishment, net	$ (3.0)	$ -	$ -	$ -	$ -	$ -
Charges for wage and hour litigation	-	2.0	-	-	-	1.6
Reversal of certain income tax related liabilities	(1.4)	-	-	(1.0)	-	(1.0)
Valuation allowance on deferred tax asset	-	1.1	-	-	-	1.1
Acquisition related costs	-	-	-	-	-	-
Pre tax effect of Adjusting Items	$ 91.7	$ 2.0	$ -	$ -	$ -	$ 1.6
After tax effect of Adjusting Items	$ 74.0	$ 2.3	$ -	$ (1.0)	$ -	$ 0.9
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)						
Net income (loss) (GAAP)	$ (53.2)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8
Income (loss) from discontinued operations	(0.1)	-	-	-	-	-
Income (loss) from continuing operations, net of tax	(53.1)	3.5	(4.0)	1.6	4.6	5.8
Provision (benefit) for income taxes	(1.4)	4.5	(2.7)	(0.4)	3.4	4.9
Pre-tax income (loss) from continuing operations	(54.5)	8.0	(6.6)	1.2	8.0	10.7
Interest expense (income), net	14.5	3.5	3.5	3.4	3.8	14.2
Depreciation	58.6	13.6	14.0	14.3	15.4	57.2
Amortization	6.8	1.6	1.6	1.6	1.6	6.4
EBITDA	25.4	26.8	12.4	20.5	28.8	88.5
Gain on sale of fixed assets	(3.9)	(1.0)	(0.8)	(4.3)	(1.5)	(7.7)
Stock-based compensation expense	3.9	1.0	0.7	0.8	0.9	3.4
Pre-tax effect of Adjusting Items (from above) (a)	92.0	2.0	-	-	-	1.6
EBITDA - Adjusted (Non-GAAP)	$ 117.2	$ 28.7	$ 12.3	$ 17.0	$ 28.2	$ 85.8
(a) Amounts exclude items already added back into the calculation of EBITDA						
Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)						
Income (loss) from continuing operations, net of tax	$ (53.1)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8
Adjusting Items from above, after tax	74.0	2.3	-	(1.0)	-	0.9
Income from continuing operations - Adjusted (Non-GAAP)	$ 20.9	$ 5.8	$ (4.0)	$ 0.6	$ 4.6	$ 6.8
Total contract revenues	$ 1,106.9	$ 259.1	$ 216.3	$ 231.6	$ 281.5	$ 988.6
EBITDA (from above) as a percentage of contract revenues	2.3%	10.3%	5.7%	8.8%	10.2%	9.0%
EBITDA - Adjusted (Non-GAAP) (from above) as a percentage of contract revenues	10.6%	11.1%	5.7%	7.3%	10.0%	8.7%

Regulation G Disclosure
The below table presents the Non-GAAP financial measures of EBITDA and Adjusted EBITDA for the respective periods. EBITDA and Adjusted EBITDA are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, and defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense and Adjusting items.  The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the
Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.   EBITDA and Adjusted EBITDA
are not recognized terms under GAAP and do not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure.

Reconciliation of GAAP to Non-GAAP measures ($ in millions) (amounts may not add due to rounding)	Fiscal 2011					Fiscal 2012		TTM Q2-12(a)
	Q1	Q2	Q3	Q4	Total	Q1	Q2	
Adjusting Items:								
(Loss) gain on debt extinguishment, net	$ -	$ 5.7	$ 2.6	$ -	$ 8.3	$ -	$ -	$ -
Charges for wage and hour litigation	-	-	0.6	-	0.6	-	-	-
Reversal of certain income tax related liabilities	-	-	-	-	-	-	-	-
Valuation allowance on deferred tax asset	-	-	-	-	-	-	-	-
Acquisition related costs	-	0.2	-	-	0.2	-	-	-
Pre tax effect of Adjusting Items	$ -	$ 6.0	$ 3.2	$ -	9.1	-	-	-
After tax effect of Adjusting Items	$ -	$ 3.9	$ 1.9	$ -	5.8	-	-	-
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)								
Net income (loss) (GAAP)	$ 6.7	$ (5.1)	$ 1.5	$ 13.0	$ 16.1	$ 13.0	$ 3.5	$ 30.9
Income (loss) from discontinued operations	-	-	-	-	-	-	-	-
Income (loss) from continuing operations, net of tax	6.7	(5.1)	1.5	13.0	16.1	13.0	3.5	30.9
Provision (benefit) for income taxes	5.2	(3.2)	1.2	9.2	12.4	8.9	2.1	21.4
Pre-tax income (loss)	11.9	(8.3)	2.7	22.2	28.5	21.9	5.5	52.3
Interest expense (income), net	3.7	3.7	4.4	4.1	15.9	4.2	4.2	16.9
Depreciation	14.1	14.1	13.7	13.9	55.8	14.3	13.9	55.8
Amortization	1.5	1.7	1.8	1.7	6.7	1.7	1.6	6.8
EBITDA	31.2	11.2	22.6	41.9	106.9	42.0	25.3	131.7
Gain on sale of fixed assets	(1.5)	(2.0)	(3.3)	(3.4)	(10.2)	(2.9)	(2.2)	(11.8)
Stock-based compensation expense	0.8	1.0	1.3	1.3	4.4	1.3	1.6	5.6
Pre-tax effect of Adjusting Items (from above) (a)	-	6.0	3.2	-	9.1	-	-	3.2
EBITDA - Adjusted (Non-GAAP)	$ 30.5	$ 16.2	$ 23.8	$ 39.9	$ 110.2	$ 40.4	$ 24.7	$ 128.8
(a) Amounts exclude items already added back into the calculation of EBITDA								
Reconciliation of Income, net of tax (GAAP), to Income, net of tax - Adjusted (Non-GAAP)								
Income (loss), net of tax	$ 6.7	$ (5.1)	$ 1.5	$ 13.0	$ 16.1	$ 13.0	$ 3.5	$ 30.9
Adjusting Items from above, after tax	-	3.9	1.9	-	5.8	-	-	1.9
Income - Adjusted (Non-GAAP)	$ 6.7	$ (1.2)	$ 3.4	$ 13.0	$ 21.9	$ 13.0	$ 3.5	$ 32.8
Total contract revenues	$ 261.6	$ 218.2	$ 252.4	$ 303.7	$ 1,035.9	$ 319.6	$ 267.4	$ 1,143.1
EBITDA (from above) as a percentage of contract revenues	11.9%	5.1%	9.0%	13.8%	10.3%	13.1%	9.4%	11.5%
EBITDA - Adjusted (Non-GAAP) (from above) as a percentage of contract revenues	11.6%	7.4%	9.4%	13.1%	10.6%	12.6%	9.2%	11.3%

Regulation G Disclosure
The below table presents the Non-GAAP financial measures of EBITDA and Adjusted EBITDA for the respective periods. EBITDA and Adjusted EBITDA are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, and defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense and Adjusting items.  The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the
Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.   EBITDA and Adjusted EBITDA
are not recognized terms under GAAP and do not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure.
(a) Trailing Twelve Months (“TTM”) Q2-12 is comprised of the following periods above: Q2-12, Q1-12, Q4-11, and Q3-11.

BB&T Capital Markets
Investor Presentation

March 28, 2012